UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 21, 2019

MarineMax, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Florida	1-14173	59-3496957
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2600 McCormick Drive, Suite 200, Clearwater, Florida		33759
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		727-531-1700

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2019, the Board of Directors (the “Board”) of MarineMax, Inc. (the “Company”) elected W. Brett McGill to the Board.  Mr. Brett McGill is the son of William H. McGill, Jr.  As an executive officer of the Company, compensation decisions relating to Mr. Brett McGill are performed in the same manner as for the Company’s other executive officers.

There is no arrangement or understanding pursuant to which Mr. Brett McGill was selected as a director.  Given Mr. Brett McGill’s current status as an employee of the Company, he will not: (1) receive compensation for serving as a member of the Board or (2) serve as a member of any committee of the Board.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 21, 2019, the Company held its Annual Meeting to consider and vote upon the following proposals: (1) to elect three directors, each to serve for a three-year term expiring in 2022; (2) to approve (on an advisory basis) the Company’s executive compensation (“say-on-pay”); (3) to approve an amendment to our 2008 Employee Stock Purchase Plan to increase the number of shares available for issuance under that plan by 500,000 shares; and (4) to ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending September 30, 2019.

Proposal 1:To elect three directors, each to serve for a three-year term expiring in 2022.

Nominee	For	Against	Abstain	Broker Non-Votes
George E. Borst	18,977,062	199,597	1,089	1,528,643
Hilliard M. Eure III	18,768,063	408,594	1,091	1,528,643
Joseph A. Watters	18,799,242	377,716	790	1,528,643

Proposal 2: To approve (on an advisory basis) the Company's executive compensation ("say-on-pay").

For	Against	Abstain	Broker Non-Votes
18,603,892	563,368	10,488	1,528,643

Proposal 3: To approve an amendment to our 2008 Employee Stock Purchase Plan to increase the number of shares available for issuance under that plan by 500,000 shares.

For	Against	Abstain	Broker Non-Votes
19,020,450	154,963	2,335	1,528,643

Proposal 4: To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending September 30, 2019.

For	Against	Abstain	Broker Non-Votes

20,680,902	25,094	395	0

Each of the director nominees (who stood for re-election) and proposals received the necessary votes in favor to be adopted by the Company's shareholders at the Annual Meeting.

Item 8.01.	Other Events.

On February 26, 2019, the Company issued a press release announcing a new stock repurchase program. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Press release of MarineMax, Inc. dated February 26, 2019, entitled "MarineMax Announces Stock Repurchase Program."

Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 26, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarineMax, Inc.
	By:	/s/ Michael H. McLamb Name: Michael H. McLamb Title: Executive Vice President, Chief Financial Officer and Secretary
February 26, 2019